SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                              F O R M  8-K

                            Current Report
                 Pursuant to Section 13 or 15(d) of
                 The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 14, 1998

      	BOSTON CAPITAL TAX CREDIT FUND IV L.P.
(Exact name of registrant as specified in its charter)

                  	Delaware
(State or other jurisdiction of incorporation)

              	33-70564	04-3208648
(Commission File Number)	(IRS Employer Identification No.)

c/o Boston Capital Partners, Inc.,
One Boston Place, Boston, Massachusetts	        02108-4406
(Address of principal executive offices)        	(Zip Code)

Registrant's telephone number, including area code (617) 624-8900

                          	None
(Former name or former address, if changed since last report)

Item 5.  Other Events

	On January 14, 1998, Boston Capital Tax Credit Fund IV L.P., a Delaware limited partnership, specifically Series 28 thereof
(the "Partnership") completed various agreements relating to Sumner House Limited Partnership, a Connecticut limited partnership (the "Operating Partnership"), including the Agreement of Limited Partnership of the Operating Partnership dated as of January 14, 1998 (the "Operating Partnership Agreement"), pursuant to which the Partnership acquired a limited partner interest in the Operating Partnership. Capitalized terms used and not otherwise defined herein have their meanings set forth in the Operating Partnership Agreement, a copy of which is attached hereto as Exhibit (2)(a).

	The Operating Partnership owns and is currently renovating an apartment complex located at 57 Sumner Street, Hartford, Connecticut, which is known as Sumner House (the "Apartment Complex"). The Apartment Complex is comprised of one building containing eighteen (18) studio apartment units, twenty-nine
(29) 1-bedroom apartment units and thirty-two (32) 2-bedroom apartment units, for a total of seventy-nine (79) apartment units. Renovation of the Apartment Complex is currently anticipated to be completed in June 1998 and the Apartment
Complex is expected to achieve 100% occupancy by August, 1998.

	The Operating Partnership is currently receiving construction financing in the amount of $1,400,000 (the "Construction Loan") from Boston Capital Mortgage Company ("BCMC"), an affiliate of the Partnership. The Construction Loan has a 12 month term and bears interest at the treasuries rate plus 210 basis points. The Operating Partnership also expects to receive permanent mortgage financing in the amount of $1,150,000 (the "Permanent Loan") from BCMC. The Permanent Loan will be payable over eighteen years based on a thirty year amortization schedule and bear interest at the treasuries rate plus 210 basis points.

	It is expected that 100% of the rental apartment units in the Apartment Complex will qualify for the low-income housing tax credit (the "Tax Credits") under Section 42 of the Internal
Revenue Code of 1986, as amended (the "Code").

	The General Partners of the Operating Partnership are D&B Ventures II, LLC, a Connecticut limited liability company ("D&B") and High Noon Associates LLC, a Connecticut limited liability company ("High Noon"). D&B was formed for the single purpose of acting as co-General Partner of the Operating Partnership, and owns one-third of the general partnership interest in the Operating Partnership. Edward A. Demko is the sole member of D&B and the founder and Managing Director of D&B Ventures, Inc. He has been involved in the tax credit program since its inception in 1986. Incorporated in 1993 to capitalize on affordable multi-family housing opportunities, D&B Ventures is experienced in the utilization of Low Income Housing Tax Credits, tax-exempt bond financings, partnership syndications and transactions with federal, state and local agencies and has developed and/or managed more than 2,500 rent restricted housing units. High Noon, the other co-General Partner of the Operating Partnership, is owned by Messrs. Stuart A. and Robert A. Epstein, who together own a two-thirds general partnership interest in the Operating Partnership. High Noon was created solely for the purpose of developing the Apartment Complex. The Epstein brothers conveyed the existing building to the Operating Partnership for $495,000, which represents their cost. An additional $150,000 will be paid by the Operating Partnership for repairs and improvements that were made both prior to and since the acquisition. Stuart Epstein, was until 1995, a principal and active practitioner at the law firm of Cohen and Wolf, P.C. in Stamford, Connecticut. Stuart Epstein is a graduate of Yale University Law School and was admitted to the bar in 1962. He specialized in Real Estate and Private Syndications of Real Estate. He retired in 1995 and has been managing his own investment portfolio since retirement. Robert Epstein resides in Naples, Florida and until recently was a principal in the law firm of Epstein and Fogarty in Greenwich, Connecticut. At the present time, Mr. Epstein is devoting his efforts to real estate development in Connecticut and Florida. Also a graduate of Yale University Law School, Robert Epstein was admitted to the bar in 1954. Messrs. Epstein collectively own and operate a real estate portfolio of Connecticut properties that include approximately 600 units of market rate rental housing.

	The Partnership acquired its interest in the Operating
Partnership directly from the Operating Partnership in consideration of an agreement to make a Capital Contribution of $2,010,966 to the Operating Partnership in four (4) Installments as follows:

I. $1,508,361 (the "First Installment") on the latest of
(A) the Admission Date, (B) the closing of the Construction Loan, (C) the Permanent Loan Commitment Date, (D) Tax Credit Set-Aside or (E) the Construction Permitting Date;
II. $276,508 (the "Second Installment"), on the latest of (A) the Completion Date, (B) Cost Certification,
(C) receipt by the Partnership of evidence that all materials required to achieve State Designation have been submitted to the Credit Agency and all other applicable Agencies, (D) receipt of an updated Title Policy in form and substance satisfactory to the Special Limited Partner, which policy in no event shall contain a survey exception,
(E) receipt by the Partnership of the Contractor Pay-Off
Letter or (F) receipt by the Partnership of an Estoppel
Letter from each Lender;
III. $201,097 (the "Third Installment") on the later of
(A) the Initial 100% Occupancy Date, (B) Permanent Mortgage Commencement, (C) State Designation or (D) Rental
Achievement; and
IV. $25,000 (the "Fourth Installment") upon the receipt by the Partnership of a copy of the properly filed Operating Partnership federal income tax return and an audited
Operating Partnership financial statement for the year in which Rental Achievement occurs.
The total Capital Contribution of the Partnership to the Operating Partnership is based on the Operating Partnership receiving $2,812,540 of Tax Credits during the 10-year period commencing in 1998 of which the entire amount will be allocated to the Partnership as the Investment Limited Partner of the Operating Partnership. The Special Limited Partner of the Operating Partnership is BCTC 94, Inc., an affiliate of the Partnership.
	The Partnership believes that the Apartment Complex is adequately insured.

	Ownership interests in the Operating Partnership are as follows, subject in each case to certain priority allocations and distributions as set forth in the Operating Partnership
Agreement:

                           Normal        Capital       Cash        Tax
                         Operations     Transactions   Flow       Credits

General Partner             1%           80.00%        80%          0%

Partnership                99%           19.999%       20%        100%

Special Limited
Partner                      0%            .001%        0%          0%

	The Partnership used the funds obtained from the payments of the holders of its beneficial assignee certificates to make the acquisition of its interest in the Operating Partnership.

	The Special Limited Partner or an affiliate thereof will receive an Asset Management Fee commencing in 1998 from the Operating Partnership for services in connection with the Operating Partnership's accounting matters and the preparation of tax returns and reports to the Partnership in the annual amount of $5,000. The Asset Management Fee for each Fiscal Year will be payable from Cash Flow in the manner and priority set forth in Section 10.2(a) of the Operating Partnership Agreement; provided, however, that if in any Fiscal Year, Cash Flow is insufficient to pay the full amount of the Asset Management Fee, the General Partners shall be obligated to advance the amount of such deficiency to the Operating Partnership as a Subordinated Loan. If for any reason the Asset Management Fee is still not paid in any Fiscal Year, the unpaid portion thereof shall accrue and be payable on a cumulative basis in the first Fiscal Year in which there is sufficient Cash Flow or Capital Proceeds as provided in Article X of the Operating Partnership Agreement.

	The Operating Partnership shall pay to the General Partners an annual non-cumulative fee (the "Partnership Management
Fee") commencing in 1998 (prorated for such initial year based on occupancy of the Apartment Complex) for their services in connection with the administration of the day to day business of the Operating Partnership in an annual amount of $5,000.
The Partnership Management Fee for each Fiscal Year of the Operating Partnership shall be payable from Cash Flow in the manner and priority set forth in Section 10.2(a) of the Operating Partnership Agreement to the extent Cash Flow is available therefor for such Fiscal Year.

	As a reimbursement for certain advances and as compensation for the Developer's services in connection with the development and construction of the Apartment Complex, the Operating
Partnership shall pay to the Developer a Development Fee in the amount of $232,000 in accordance with the terms of the Development Agreement.

Item 7.  Exhibits.

         (c)           Exhibits.                                        Page

(1)      (a)<F1>       Form of Dealer-Manager Agreement between
                       Boston Capital Services, Inc. and
                       the Registrant (including, as an exhibit thereto, the form of Soliciting Dealer
                       Agreement)

(2)       (a)          Agreement of Limited Partnership of
                       Sumner House Limited Partnership

(2)       (b)          General Partner's Payment Certificate
                       relating to Sumner House Limited
                       Partnership

(2)       (c)          Development Agreement relating to Sumner
                       House Limited Partnership

(4)       (a)<F2>      Agreement of Limited Partnership of
                       the Partnership

(16)                   None

(17)                   None

(21)                   None

(24)                   None

(25)                   None

(28)                   None

_______________

<F1>Incorporated by reference to Exhibit (1) to Registration
Statement No. 33-70564 on Form S-11, as filed with the Securities and Exchange Commission.

<F2>Incorporated by reference to Exhibit (4) to Registration
Statement No. 33-70564 on Form S-11, as filed with the Securities and Exchange Commission.

SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated:  April 22, 1998

                                 BOSTON CAPITAL TAX CREDIT FUND IV L.P.

                                 By:  Boston Capital Associates IV L.P.,
	                                     its General Partner

                                      By:	C&M Associates, d/b/a Boston
                                          Capital Associates, its
                                          General Partner

                                          By:	/s/Herbert F. Collins
	                                             Herbert F. Collins, Partner